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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in Registration Statement Nos. 333-69165, 333-81593, 333-90815, 333-37252, 333-42340, and 333-47874 on Form S-
8 of InfoSpace, Inc. of our report dated March 2, 2001 (March 23, 2001, as to
Note 9), appearing in the Annual Report on Form 10-K of InfoSpace, Inc. for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Seattle, Washington
March 30, 2001